PROSPECTUS SUPPLEMENT
(To Prospectus Dated June 6, 1997 and
Prospectus Supplement Dated June 12, 1997)

      The Pricing Grid on the front cover of the attached Prospectus Supplement is hereby deleted in its entirety and is hereby replaced with the following Pricing Grid:


====================================================================================================================================
                              Price to Public(1)     Agents' Commissions or Discounts(2)         Proceeds to Corporation(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
Per Note...................          100%                       .125%--.750%                            99.250%--99.875%
------------------------------------------------------------------------------------------------------------------------------------
Total(4)...................   U.S.$8,461,000,000      U.S.$10,576,250--U.S.$63,457,500       U.S.$8,397,542,500--U.S.$8,450,423,750
====================================================================================================================================


The date of this Prospectus Supplement is June 20, 1997.